Exhibit 99.1

IonQ Completes Acquisition of Capella Space, Advancing Vision for Space-Based Quantum Communications

Integration of Capella’s satellite capabilities positions IonQ to pioneer the first global space-based quantum key distribution network

COLLEGE PARK, MD – July 15, 2025 – IonQ (NYSE: IONQ), a leading commercial quantum computing and networking company, today announced the completion of its acquisition of Capella Space Corporation, an American space tech company with synthetic aperture radar (SAR) and satellite solutions for government and commercial applications. The closing marks a significant step in IonQ’s mission to develop the world’s first space-to-space and space-to-ground satellite quantum key distribution (QKD) network, enabling quantum-secure global communications.

With the acquisition now finalized, IonQ will begin developing a space-based QKD network by integrating Capella’s satellite infrastructure with its quantum technology. Once complete, this QKD network will enable secure communications that prevents encryption keys from being intercepted or copied without detection. It will also serve as a platform for additional quantum networking and sensing growth vectors. Capella customers will have access to rapid, ultra-secure SAR and remote sensing through the first quantum-enabled Earth observation platform.

“We have an exceptional opportunity to accelerate our vision for the quantum internet, where global QKD will play a foundational role in enabling secure communications,” said Niccolo de Masi, CEO of IonQ. “The integration of Capella’s advanced space-based platform and proven constellation of deployed satellites – along with IonQ’s quantum technologies – is expected to bolster commercial applications, global defense, and intelligence missions.”

“Capella has been a long-time pioneer in space technology and we can now take actionable steps to push the boundaries further by building the first quantum-enabled Earth observation platform,” said Frank Backes, CEO of Capella. “We’re excited to be joining the IonQ team on this new journey.”

This acquisition, along with the previously announced ID Quantique agreement, strengthens IonQ’s position in advancing quantum networking technologies that are essential for building the quantum internet. This news builds on recent quantum networking contracts with the Applied Research Laboratory for Intelligence and Security (ARLIS) and the U.S. Air Force Research Laboratory (AFRL).

About IonQ

IonQ, Inc. [NYSE: IONQ] is a leading commercial quantum computing, quantum networking and quantum applications company, delivering high-performance systems aimed at solving the world’s most complex problems. IonQ’s current generation quantum computers, IonQ Forte and IonQ Forte Enterprise, are the latest in a line of cutting-edge systems that have been helping customers and partners such as Amazon Web Services, AstraZeneca, and NVIDIA achieve 20x performance results.

The company is accelerating its technology roadmap and intends to deliver the world’s most powerful quantum computers with 2 million qubits by 2030 to accelerate innovation in drug discovery, materials science, financial modeling, logistics, cybersecurity, and defense. IonQ’s advancements in quantum networking also positions the company as a leader in building the quantum internet.

The company’s innovative technology and rapid growth were recognized in Newsweek’s 2025 Excellence Index 1000, Forbes’ 2025 Most Successful Mid-Cap Companies list, and Built In’s 2025 100 Best Midsize Places to Work in Washington DC and Seattle, respectively. Available through all major cloud providers, IonQ is making quantum computing more accessible and impactful than ever before. Learn more at IonQ.com.

IonQ Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “accelerate,” “achieve,” “advancing,” “building,” “enabling,” “expected,” “intends,” “mission,” “opportunity,” “pioneer,” “position,” “push,” “support,” “vision,” “will” and other similar expressions are intended to identify forward-looking statements. These statements include those related to IonQ’s acquisition of, and partnerships with, other quantum computing companies, IonQ’s ability to effectively consummate and integrate such acquisitions and partnerships and the expected benefits thereof. IonQ’s quantum computing capabilities and plans; IonQ’s technology driving commercial quantum advantage or delivering scalable, fault-tolerant quantum computing in the future; the relevance and utility of quantum algorithms and applications run on IonQ’s quantum computers; the success of partnerships and collaborations between IonQ and other parties, including development and commercialization of products and services with such parties; the necessity, effectiveness, and future impacts of IonQ’s offerings available today; and the scalability, fidelity, efficiency, viability, accessibility, effectiveness, importance, reliability, performance, speed, impact, practicality, feasibility, and commercial-readiness of IonQ’s offerings. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: IonQ’s ability to implement its technical roadmap; changes in the competitive industries in which IonQ operates, including development of competing technologies; IonQ’s ability to deliver, and customers’ ability to generate, value from IonQ’s offerings; IonQ’s ability to deliver higher speed and fidelity gates with fewer errors, enhance information transfer and network accuracy, or reduce noise and errors; IonQ’s ability to sell effectively to government entities and large enterprises; changes in laws and regulations affecting IonQ’s and its suppliers’ businesses; IonQ’s ability to implement its business plans, forecasts, roadmaps and other expectations, to identify and realize partnerships and opportunities, and to engage new and existing customers; IonQ’s ability to effectively enter new markets; IonQ’s ability to deliver services and products within currently anticipated timelines; IonQ’s inability to attract and retain key personnel; IonQ’s customers deciding or declining to extend contracts into new phases; the inability of IonQ’s suppliers to deliver components that meet expectations timely; changes in U.S. government spending or policy that may affect IonQ’s customers; and risks associated with U.S. government sales, including availability of funding and provisions that allow the government to unilaterally terminate or modify contracts for convenience; changes in laws and regulations affecting IonQ’s patents; and IonQ’s ability to maintain or obtain patent protection for its products and technology, including with sufficient breadth to provide a competitive advantage. You should carefully consider the foregoing factors and the other risks and uncertainties disclosed in the Company’s filings, including but not limited to those described in the “Risk Factors” section of IonQ’s most recent periodic financial report (10-Q or 10-K) filed by IonQ with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and IonQ assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. IonQ does not give any assurance that it will achieve its expectations. IonQ may or may not choose to practice or otherwise use the inventions described in the issued patents in the future.

Contacts

IonQ Media contact:

Jane Mazur

press@ionq.co

IonQ Investor Contact:

investors@ionq.co